SUPPLEMENT DATED JANUARY 3, 2024

TO THE SUMMARY PROSPECTUSES

DATED AUGUST 31, 2023

AS AMENDED TO DATE

OF

MORNINGSTAR FUNDS TRUST

(THE “TRUST”)

Morningstar Total Return Bond Fund

Morningstar Municipal Bond Fund

Morningstar Defensive Bond Fund

Morningstar Multisector Bond Fund

Morningstar Alternatives Fund

(each a “Fund”, collectively the “Funds”)

This supplement provides additional information to each Fund’s Summary Prospectus dated August 31, 2023 and should be read in conjunction with such Summary Prospectus.

Portfolio Manager Change to the Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund, Morningstar Municipal Bond Fund, and Morningstar Multisector Bond Fund

I.

Alfonzo Bruno no longer serves as a portfolio manager to the Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund, Morningstar Municipal Bond Fund, or Morningstar Multisector Bond Fund. To reflect this change, all references to Mr. Bruno as a portfolio manager of the Funds are removed from such Summary Prospectuses.

Portfolio Manager Change to the Morningstar Municipal Bond Fund

I.

To reflect the addition of Hong Cheng as a portfolio manager of the Morningstar Municipal Bond Fund, the Morningstar Investment Management LLC section of the table following the “Fund Management” heading in the Summary Prospectus for Morningstar Municipal Bond Fund is removed and replaced with the following:

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC
Daniel E. McNeela, CFA	Senior Portfolio Manager and Head of Subadviser Selection	Since Inception (November 2018)
Hong Cheng, CFA	Portfolio Manager	January 2024

Portfolio Manager Change to the Morningstar Alternatives Fund

I.

To reflect the addition of Michael J. Budzinski as a portfolio manager of the Morningstar Alternatives Fund, the Morningstar Investment Management LLC section of the table following the “Fund Management” heading in the Summary Prospectus for Morningstar Alternatives Fund is removed and replaced with the following:

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC
Marta K. Norton, CFA	Chief Investment Officer, Americas and Portfolio Manager	Since Inception (November 2018)
Richard M. Williamson, CFA, CIPM	Senior Portfolio Manager and Head of Investments, Mutual Funds	December 2020
Michael J. Budzinski	Portfolio Manager	January 2024

Subadviser Change in Control, Approval of New Subadvisory Agreement for the Morningstar Alternatives Fund

I.

On December 29, 2023, SSI Investment Management LLC (“SSI”), a subadviser to the Morningstar Alternatives Fund, underwent a change in ownership, which resulted in the automatic termination of the subadvisory agreement that was then in effect between SSI and Morningstar Investment Management LLC (“MIM”), the Fund’s investment adviser. As of that date, SSI began operating under a new subadvisory agreement, approved by the Trust’s Board of Trustees at its meeting on September 14, 2023, pursuant to which the same investment subadvisory services continue to be provided to the Morningstar Alternatives Fund.

Please retain this supplement for future reference.

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